UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

April 8, 2011

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2011, IVAX Diagnostics, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with ERBA Diagnostics Mannheim GmbH (“ERBA”) pursuant to which the Company has agreed to sell and issue to ERBA 20,000,000 shares of the Company’s common stock at a purchase price of $0.75 per share for an aggregate purchase price of $15,000,000 and warrants to purchase an additional 20,000,000 shares of the Company’s common stock (collectively, the “Investment”).

The shares of the Company’s common stock to be issued and purchased in the Investment will be issued at a price of $0.75 per share, which per share purchase price constitutes a premium of 14% above the average closing price of a share of the Company’s common stock on the NYSE Amex during the five trading days immediately prior to the date on which the Committee (as defined below) unanimously approved, and the Company publicly announced, the Stock Purchase Agreement and the Investment.

The Company has agreed to sell and issue, and ERBA has agreed to purchase, in the Investment: (i) 6,666,667 shares of the Company’s common stock for an aggregate purchase price of $5,000,000, upon the initial consummation of the Investment; (ii) 6,666,667 shares of the Company’s common stock for an aggregate purchase price of $5,000,000, on or prior to the date which is six months after such initial consummation of the Investment; and (iii) 6,666,666 shares of the Company’s common stock for an aggregate purchase price of $5,000,000, on or prior to the date which is one year after such initial consummation of the Investment.

The warrants to be issued in the Investment will have a five-year term and will have an exercise price per share of the Company’s common stock equal to $0.75, which exercise price per share constitutes a premium of 14% above the average closing price of a share of the Company’s common stock on the NYSE Amex during the five trading days immediately prior to the date on which the Committee unanimously approved, and the Company publicly announced, the Stock Purchase Agreement and the Investment.

Under the terms of the Stock Purchase Agreement, (i) the shares of the Company’s common stock, and the warrants to purchase additional shares of the Company’s common stock, to be issued and purchased in the Investment, and the shares of the Company’s common stock issuable upon exercise of the warrants, will be issued in a transaction not involving any public offering and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, will be deemed “restricted securities” under Rule 144 promulgated under the Securities Act; (ii) the Company has not granted, and does not intend to grant during the two-year lock-up period described below, any registration rights to ERBA with respect to the shares of the Company’s common stock, or the warrants to purchase additional shares of the Company’s common stock, to be issued and purchased in the Investment, or the shares of the Company’s common stock issuable upon exercise of the warrants; and (iii) ERBA has agreed that the shares of the Company’s common stock to be issued and purchased in the Investment will be subject to a lock-up for a period of two years after the date on which such shares were issued and purchased in the Investment, during which time such shares may not be sold, subject to certain limited exceptions, and that the warrants to be issued and purchased in the Investment, and the shares of the Company’s common stock issuable upon exercise of the warrants, will be subject to a lock-up for a period of two years after the date on which such warrants were issued in the

Investment, during which time such warrants and shares issuable upon exercise of the warrants may not be sold, subject to certain limited exceptions.

As previously disclosed, ERBA currently beneficially owns, directly or indirectly, 20,034,713 shares of the Company’s common stock, or approximately 72.5% of the issued and outstanding shares of the Company’s common stock, and Suresh Vazirani, executive Chairman of the Board of Directors of the Company, is the Chief Executive Officer and Managing Director of ERBA.  In addition, Kishore “Kris” Dudani, a member of the Company’s Board of Directors, currently serves as the Marketing and Business Development Representative - South, Central and Latin America, of ERBA.  In recognition of such relationships, a committee of the Company’s Board of Directors (the “Committee”) composed of the Company’s other three directors – Philippe Gadal, Pharm.D., David M. Templeton and John B. Harley, M.D., Ph.D., each of whom has been determined to be “independent” under the rules of the NYSE Amex governing the independence of directors and who together comprise a majority of the Company’s Board of Directors – was formed and vested with the authority, on behalf of the Company, to evaluate the advisability to the Company of the Investment and negotiate the terms and conditions thereof.  On April 8, 2011, the Committee unanimously approved the Stock Purchase Agreement and the Investment.

Under the terms of the Stock Purchase Agreement, the closing of the Investment is subject to certain conditions, including the Company’s receipt of all required stockholder approvals.  Under Section 203 of the Delaware General Corporation Law, the Investment is required to be approved by holders of at least 66-2/3% of the issued and outstanding shares of the Company’s common stock (excluding any shares beneficially owned, directly or indirectly, by ERBA). In addition, under Section 713 of the NYSE Amex Company Guide, the issuance in the Investment of the shares of the Company’s common stock and the warrants, and the shares of the Company’s common stock issued upon exercise of the warrants, is required to be approved by holders of at least a majority of the issued and outstanding shares of the Company’s common stock.

Under the terms of the Stock Purchase Agreement, the Company is required to promptly file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders of record a Definitive Proxy Statement on Schedule 14A relating to the Company’s 2011 annual meeting of stockholders, which is scheduled to be held on May 20, 2011 for the purpose of, among other things, approving the Investment (under both Section 203 of the Delaware General Corporation Law and Section 713 of the NYSE Amex Company Guide) as well as certain related matters to be set forth and described in detail in such Definitive Proxy Statement on Schedule 14A.  Under the rules and regulations of the SEC, the Company will be required to file a Preliminary Proxy Statement on Schedule 14A with the SEC at least ten days prior to filing and mailing the Definitive Proxy Statement on Schedule 14A.

The closing of the Investment, and the issuance and delivery of the first installment of shares of the Company’s common stock and the warrants, is expected to occur promptly after such time, if any, as all required stockholder approvals are obtained.

The foregoing description of the Stock Purchase Agreement and the warrants is only a summary and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement and the Form of Warrant, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and each of which is incorporated into this Item 1.01 in its entirety.

On April 8, 2011, the Company issued a press release announcing the Company entering into the Stock Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 in its entirety.  The Company has agreed to the Investment in reliance upon the exemption from registration under Section 4(2) of the Securities Act, and in reliance upon the Investment being a transaction by the Company not involving any public offering.  The shares of the Company’s common stock, and the warrants to purchase additional shares of the Company’s common stock, to be issued and purchased in the Investment, and the shares of the Company’s common stock issuable upon exercise of the warrants, will be deemed “restricted securities” under Rule 144 promulgated under the Securities Act.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit 10.1 –

Stock Purchase Agreement, dated April 8, 2011, by and between IVAX Diagnostics, Inc. and ERBA Diagnostics Mannheim GmbH

Exhibit 10.2 –

Form of Warrant to Purchase Shares of Common Stock of IVAX Diagnostics, Inc.

Exhibit 99.1 –

Press Release, dated April 8, 2011

Important Information

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security. The shares of the Company’s common stock, and the warrants to purchase additional shares of the Company’s common stock, to be issued and purchased in the Investment, and the shares of the Company’s common stock issuable upon exercise of the warrants are being so issued and purchased pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

As described above, in connection with its efforts to obtain stockholder approval of the Investment and certain related matters, the Company will file with the SEC and mail to its stockholders of record a Definitive Proxy Statement on Schedule 14A, which will contain information about the Company, the Investment and the related matters to be voted upon by the Company’s stockholders at the Company’s 2011 annual meeting of stockholders.  STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A CAREFULLY WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

In addition to receiving the Definitive Proxy Statement on Schedule 14A from the Company by mail, the Definitive Proxy Statement on Schedule 14A, as well as other filings containing information about the Company, may also be obtained, without charge, from the SEC’s website at www.sec.gov.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies.  Information concerning the interests of the Company’s directors and executive officers in the Investment will be set forth in the Definitive Proxy Statement on Schedule 14A.  Other information concerning the Company and its directors and executive officers is contained in the Company’s other filings with the SEC, including the Company’s

Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

Dated:  April 8, 2011

By:/s/ Kevin D. Clark

Kevin D. Clark,

Chief Executive Officer,

Chief Operating Officer and

President

EXHIBIT INDEX

Exhibit

Description

10.1

Stock Purchase Agreement, dated April 8, 2011, by and between IVAX Diagnostics, Inc. and ERBA Diagnostics Mannheim GmbH

10.2

Form of Warrant to Purchase Shares of Common Stock of IVAX Diagnostics, Inc.

99.1

Press Release, dated April 8, 2011